Exhibit 10.1.5

***PORTIONS OF THIS EXHIBIT MARKED BY BRACKETS (“[***]”) OR OTHERWISE INDICATED HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***

Final Revision 6-9-03

SWITCHING SUPPLEMENT TO THE PURCHASE AND LICENSE AGREEMENT ITC2003PLA

The terms and conditions provided in this Switching Supplement (“Switching Supplement”) are in addition to those contained in the Purchase and License Agreement dated January 1, 2003 and describes the manner in which Products and Services will be provided and priced during the Supplement Term as defined below.

1.	Term

This Switching Supplement is effective as of January 1, 2003 (“Switching Supplement Effective Date”) and terminates on December 31, 2005 (“Supplement Term”).

2.	Definitions

Unless otherwise noted the capitalized terms shall have the same meaning as those defined in the PLA.

3.	Pricing

In consideration of Customer’s Total Commitment Amount, Nortel Networks shall provide Customer with discounts and pricing as provided in Exhibit A, attached hereto.

4. Warranty Service

In addition to the terms of the Purchase and License Agreement, Nortel Networks shall provide Customer with repair and replacement service for Switching Products listed in Exhibit A for [***] ([***]) [***] from the date of purchase. Nortel Networks warrants that when Software is used in the specified operating environment it will substantially conform to its published specifications. If Software does not function as warranted during the warranty period, Nortel Networks will provide a suitable fix or workaround or will replace the Software; provided NCS Software is within [***] ([***]) software release levels of then-current software and the SN Software is within [***] ([***]) software release level of then-current software. Nortel Networks shall provide Customer with a [***] ([***]) month prior written notice of any discontinuance so as to enable Customer to place an Order for its requirements or to enter into any other mutually satisfactory agreement with Nortel Networks prior to such discontinuance.

IN WITNESS WHEREOF, the parties hereto by and through their respective duly authorized representatives have executed this Switching Supplement as of the Switching Supplement Effective Date.

ITC^DELTACOM COMMUNICATIONS, INC.

By:	/s/ David L. Hill
Name:
Title:	VP Engineering
Date:	6/18/03

CONFIDENTIAL INFORMATION

***CONFIDENTIAL TREATMENT REQUESTED***

1

Final Revision 6-9-03

SWITCHING SUPPLEMENT TO THE PURCHASE AND LICENSE AGREEMENT ITC2003PLA

INTERSTATE FIBERNET, INC.

By:	/s/ David L. Hill

Name:

Title:	VP Engineering

Date:	6/18/03

NORTEL NETWORKS INC.

By:	/s/ Michael Shappell

Name:

Title:	Group Sales Director

Date:	6/23/03

CONFIDENTIAL INFORMATION

***CONFIDENTIAL TREATMENT REQUESTED***

1

Final Revision 6-9-03

SWITCHING SUPPLEMENT TO THE PURCHASE AND LICENSE AGREEMENT ITC2003PLA

Exhibit A

Products	Pricing
Merchandise Orders	[***]% discount from list
Software Volume Discounts	[***]% discount from list
ONP Charge	$[***] per release
NCS/SN Load Upgrades	$[***] per release
SN for Succession	$[***] per release

1.	Hardware Programs

1.1 BRISC70EM to XA-Core Upgrade Pricing

Customer may purchase the BRISC70EM to XA-Core Upgrade for an incremental price of [***] dollars ($[***]). Nortel Networks shall assume rights to all replaced hardware.

2.	DMS-500 Extensions & Add-ons

2.1 Extensions Ports

As used in this Exhibit A, an “Extension Port” shall mean the post Initial Order and in addition to the Initial System consisting of the following:

a)	Any required ENET (with the exception of going from a single to dual ENET bay configuration), MS or processor memory expansions,

b)	Any required DMS-500 Service/Test Circuits to support the Extension,

c)	Power Distribution Center (PDC) Equipment as required to support the Extension, and,

d)	Spare circuit packs, if required and as deemed appropriate by Nortel Networks based on Nortel Networks’ standard engineering sparing guidelines.

In the event that Customer purchases Extension Ports after Nortel Networks’ receipt of Customer’s Initial Order for an Initial System, such Extension Ports shall be purchased in the minimum increments as indicated below. The Extension Port Prices include engineering, installation and/or testing. DTC type ports must be purchased in increments of [***] ports.

ESMA ports must be purchased in an amount equal to no less than [***] ports per frame. SPM ports must be purchased in increments of [***] ports.

CONFIDENTIAL INFORMATION

***CONFIDENTIAL TREATMENT REQUESTED***

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Final Revision 6-9-03

SWITCHING SUPPLEMENT TO THE PURCHASE AND LICENSE AGREEMENT ITC2003PLA

Port Type	Minimum Increment (ports)	$18-$[***]M Commitment
DTC SS7	[***]	$[***]
DTC PRI	[***]	$[***]
ESMA	[***]	$[***]
SPM SS7	[***]	$[***]

All DTCs will be equipped with Specialized Tone Receivers (STR) for re-origination and Continuity Tone Detectors (CTD). SPMs will be equipped with DSP Resource Modules (RM) to provide for tone detection and re-origination capability.

Any LIU7s required for use as external routers in conjunction with SPM ports will be provided at no charge.

3.	DMS 500 Standard Software

3.1	NI-1 growth links at [***].

3.2	NI-2 per link pricing at [***] ($[***]) dollars per link, includes NI000018, NI000030 and NI00043. This per link pricing is applicable for new and/or converted links. Pricing is for Software only. There is no gating hardware required. Any Hardware will be priced separately and any additional charges for engineering fees shall be provided in a quote in advance of Customer placing Order.

4.	Recertification

In the event Customer has a requirement for recertification of any Hardware, such charges shall be provided to Customer in a quote prior to Customer placing the Order. Additionally, Customer shall pay the applicable RTU charges as provided in the quote.

5.	IWT Ports

5.1	Customer may issue Orders for SS7 wired and equipped Interworking Trunk Ports (“IWT Ports”) at [***] during the Commitment Term for the DMS-500 Initial System (Core); the DMS-500 will be eligible for installation of the IWT Ports at [***]. Customer’s receipt of the IWT Ports is subject to the following terms and conditions:

5.1.1	The type of module, which will be provided, is a DTC SS7 module equipped with [***] ports ([***]).

5.1.2	After Customer has received its initial one (1) SS7 IWT frame, Customer may order an additional SS7 IWT module(s) as needed [***]. All IWT frames must be at a minimum of [***] percent ([***]%) capacity before ordering an additional IWT module(s). Nortel Networks has the discretion to provide either A Stock or remanufactured equipment.

CONFIDENTIAL INFORMATION

***CONFIDENTIAL TREATMENT REQUESTED***

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SWITCHING SUPPLEMENT TO THE PURCHASE AND LICENSE AGREEMENT ITC2003PLA

5.1.3	Customer shall be responsible for configuring all of the IWT Ports in specified modules and establishing a Common Language Location Identifier (“CLLI”) name that includes the acronym of “IWT” for easy identification of the IWT Ports.

5.1.4	The IWT Ports initially provided with the DMS-500 System shall be owned by Customer however, any additional IWT Ports shall be the sole and exclusive property of Nortel Networks and upon the sale of the associated DMS-500 Initial System, the IWT Ports owned by Nortel Networks shall be returned to Nortel Networks with the exception of those IWT Ports owned by Customer which Customer may keep.

5.1.5	Customer shall commit to use the IWT Ports for the sole purpose of SS7 IWT Ports on the respective DMS-500 Initial Systems. If Customer uses the IWT Ports for any other purpose, including, but not limited to, using the IWT Ports for standard switching ports, Customer shall immediately notify Nortel Networks thereof. Upon the occurrence of such event, Nortel Networks shall invoice and Customer shall pay the full invoiced amount of the extension port price for the ports used, as set forth in the 2.1 above, within [***] ([***]) days of the date of invoice. Customer shall thereafter take ownership of the ports.

5.1.6	Nortel Networks shall have the right to poll and audit the IWT Ports in the Customer’s DMS-500 switching network during the Commitment Term.

CONFIDENTIAL INFORMATION

***CONFIDENTIAL TREATMENT REQUESTED***

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